Supplement dated March 1, 2024

to the

Prospectuses dated May 1, 2023

for

Commonwealth Annuity Advantage Variable Annuity

ExecAnnuity Plus 91 and 93 Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company

through its
Separate Account VA-K

The Board of Trustees of the Invesco V.I. Conservative Balanced Fund (the “Target Fund”) approved an Agreement and Plan of Reorganization (the “Agreement”) to merge the Target Fund listed below with and into the Acquiring Fund listed below (the “Reorganization”). The Reorganization is expected to take place on or about the close of business on April 26, 2024 (the “Reorganization Date”).

As a result of the Reorganization, the Acquiring Fund will be added as an available investment option under your contract and each Target Fund’s shareholder will receive an equal value of shares of the corresponding Acquiring Fund.

Target Fund	Acquiring Fund
Invesco V.I. Conservative Balanced Fund – Series II	Invesco V.I. Equity and Income Fund – Series II

Prior to the Reorganization Date, you may transfer any contract value that is invested in the Target Fund to other investment options currently available under your contract. If you have previously given us instructions to automatically allocate future purchase payments to the Target Fund, you should provide us new allocation instructions prior to the Reorganization Date.

Effective after the close of business on April 26, 2024, the following changes will occur:

•	You will no longer be able to allocate new purchase payments to the Target Fund;

•	You will no longer be able to make Sub-Account transfers to the Target Fund;

•	Any contract value allocated to the Target Fund will be reallocated to the corresponding Acquiring Fund; and

•	Program enrollments (Dollar Cost Averaging, Automatic Account Rebalancing and Systematic Withdrawal Plans) will continue uninterrupted and will be automatically updated to reflect the Acquiring Fund, unless you provide us with new enrollment instructions prior to the Reorganization Date.

Upon completion of the Reorganization, all references to the Target Fund in the prospectus are deleted and replaced with the Acquiring Fund.

Effective on or about April 26, 2024, in your prospectus, under section entitled “Appendix A - Portfolios Available Under the Contract,” the Acquiring Fund information is added to the table.

The table reflects pro forma current expenses estimated as if the Reorganization had been completed as of July 1, 2022 and the Acquiring Fund experienced a year of combined operations as of June 30, 2023. The performance history reflects a comparison of the Acquiring Fund’s share classes to the performance history of the comparable classes of the Target Fund as of June 30, 2023.

Portfolio Objective	Portfolio Name Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of June 30, 2023)
			1 Year	5 Year	10 Year
Seeks both capital appreciation and current income.	Invesco V.I. Equity and Income Fund – Series II; Advised by Invesco Advisers, Inc.	0.81%	9.18%	6.65%	7.50%

1   This Portfolio’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

Information Pertaining to the Sub-Account Transfer Rule

•	Any money currently invested in the Target Fund may be redirected to investment options currently available under your contract and will not count as a transfer toward the limitation of allowable transfers per contract year.

•	The transfer of your contract value from the Target Fund as a result of the Reorganizations will not be counted against any limitation on the number of transfers that may be performed.

•	During the 60 days after the Reorganization Date, you will be allowed one Sub-Account transfer from the Acquiring Fund that will not count as a transfer toward the limitation of allowable transfers per contract year.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

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